UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2007

International Coal Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32679	20-2641185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia	25560
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (304) 760-2400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 5, 2007, International Coal Group, Inc. (the “Company”) issued a press release announcing the commencement of commercial coal production at its new Beckley Pocahontas Mine in Eccles, West Virginia. A copy of this press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated September 5, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bennett K. Hatfield
	Name: Title:	Bennett K. Hatfield President and Chief Executive Officer

Date: September 5, 2007

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EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release dated September 5, 2007.

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